                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 11, 2006

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, to be dated as of July 21, 2006, and pursuant to which an Indenture will be entered into, providing for, inter alia, the issuance of Home Loan-Backed Notes, Series 2006-HI3)

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     333-131196               41-1808858
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(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)      (IRS EMPLOYER
        INCORPORATION)                                      IDENTIFICATION NO.)

     8400 Normandale Lake Boulevard, Suite 250
              Minneapolis, Minnesota                            55437
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      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                (ZIP CODE)

                                 (952) 857-7000
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
             ------------------------------------------------------
             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 (c). EXHIBITS.

         (c)      Exhibits: The following execution copies of Exhibits to the
                  Form S-3 Registration Statement of the Registrant are hereby filed.

                           25.1     Form T-1 Statement of Eligibility of
                                    JPMorgan Chase Bank, N.A. under the Trust
                                    Indenture Act of 1939, as amended. (Certain
                                    exhibits to Form T-1 are incorporated by
                                    reference to Exhibit 25.1)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RESIDENTIAL FUNDING MORTGAGE
                                        SECURITIES II, INC.

                                        By:   /s/ Christopher Martinez
                                              ------------------------
                                        Name:  Christopher Martinez
                                        Title: Vice President

Dated:  July 14, 2006

                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

    25.1           Form T-1 Statement of Eligibility of JPMorgan Chase Bank,
                   N.A. under the Trust Indenture Act of 1939, as amended
                   (certain exhibits to Form T-1 are incorporated by reference to Exhibit 25).